SCHEDULE 14C INFORMATION
             Information Statement Pursuant to Section 14(c) of the
                         Securities Exchange Act of 1934

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                       The Preferred Group of Mutual Funds
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                                     [LOGO]
                       THE PREFERRED LARGE CAP VALUE FUND
                 a series of The Preferred Group of Mutual Funds

                              INFORMATION STATEMENT
                             ________________, 2003

                               General Information

     This information statement, which is first being mailed on or about ___________, 2003, is distributed in connection with actions to be taken by written consent of the Majority Shareholder (as defined below) of the Preferred Large Cap Value Fund (the "Fund"), a series of The Preferred Group of Mutual Funds (the "Trust"), on or about February 1, 2003, all as more fully described below. This document is required under the federal securities laws and is provided solely for your information. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     The Trustees have set December 20, 2002 (the "Record Date") as the record date for determining the number of shares and the shareholders entitled to give consent and to receive this information statement. On the Record Date, ____________ shares of the Fund were outstanding. Information concerning shareholders who were known to be the record owners of more than 5% of the Fund's shares as of the Record Date is set forth below.

                                                                 Percent
                                    Number                       of the
         Name                       of Shares                    Fund
         -------------------------------------------------------------

         Caterpillar Investment
         Trust 401(k) Plan
         ("Majority Shareholder")


     The address of the Majority Shareholder is 100 N.E. Adams Street, Peoria, Illinois 61629.

     As of the Record Date, the Trustees and President of the Trust owned the following shares of the Fund:
------------------------- ------------------------------- ----------------------
Name and Address                                                 Nature of
of Beneficial Owner          Shares Beneficially Owned*    Beneficial Ownership
------------------------- ------------------------------- ----------------------

------------------------- ------------------------------- ----------------------

------------------------- ------------------------------- ----------------------


     * On the Record Date, each of the Trustees and the President of the Trust owned less than 1% of the Fund's outstanding shares, and the Trustees and the President of the Trust as a whole owned less than 1% of the Fund's outstanding shares.

     Caterpillar Investment Management Ltd. ("CIML") serves as manager to the Fund. Caterpillar Securities Inc. ("CSI"), a wholly-owned subsidiary of CIML, serves as the Trust's distributor. The address of the Trust, CIML and CSI is 411 Hamilton Blvd., Suite 1200, Peoria, IL 61602.

     Further information concerning the Fund is contained in its most recent Annual Report to shareholders, which may be obtained free of charge by writing to The Preferred Group, P.O. Box 8320, Boston, MA 02266-8320 or by telephoning 1-800-662-4769.

     Proposed Agreements. CIML has proposed that (i) MFS Institutional Advisors Inc. ("MFS") serve as a subadviser to the Fund pursuant to a subadvisory agreement with CIML (the "MFS Proposed Agreement") and (ii) Pacific Financial Research, Inc. ("PFR") serve as a subadviser to the Fund pursuant to a subadvisory agreement with CIML (the "PFR Proposed Agreement," and together with the "MFS Proposed Agreement," the "Proposed Agreements"). As described more fully below in "Description of Proposed Agreements - Interim Subadviser Agreements," MFS and PFR assumed full subadvisory responsibility for the Fund on January 1, 2003 pursuant to interim subadviser agreements (the "Interim Subadviser Agreements") that are expected to terminate on or about January 31, 2003. In order for MFS and PFR to serve as subadvisers for the Fund following the termination of the Interim Subadviser Agreements, the Investment Company Act of 1940, as amended (the "1940 Act"), requires approval of the Proposed Agreements by both the Trust's Board of Trustees and the Fund's shareholders. Shareholder approval of the Interim Subadviser Agreements is not required under the 1940 Act.

     MFS and PFR each manage approximately one-half of the Fund's assets (although these proportions may vary due to differential performance). All amounts received by the Fund for sales of its shares and paid by the Fund for redemptions of its shares are split evenly between MFS and PFR.

     The Proposed Agreements were approved (to be effective upon shareholder approval) by a majority of the Trustees, including a majority of those Trustees (the "Independent Trustees") who are not "interested persons" (as defined in the 1940 Act) of the Trust or any party to the Proposed Agreements or the Amended Agreement (as defined below), on November 22, 2002. The Trustees, including the Independent Trustees, have recommended approval of the Proposed Agreements by shareholders, and the Majority Shareholder has indicated on a preliminary basis that it intends to grant such approval by written consent.

     A description of the Proposed Agreements and the services to be provided thereunder is set forth below under "Description of Proposed Agreements." Such description is qualified in its entirety by reference to the form of the Proposed Agreements set forth in Appendix A and Appendix B to this Information Statement. Additional information about CIML, MFS, and PFR is set forth below under "Other Information."

     Amended Agreement. As described more fully below, CIML has proposed that its management contract with respect to the Fund be amended to increase the management fee (as amended, the "Amended Agreement"). In order for the Fund's management contract to be amended, the 1940 Act requires approval of the Amended Agreement by both the Trust's Board of Trustees and the Fund's shareholders.

     The Amended Agreement was approved (to be effective upon shareholder approval) by a majority of the Trustees, including a majority of the Independent Trustees, on November 22, 2002. The Trustees, including the Independent Trustees, have recommended approval of the Amended Agreement by shareholders and the Majority Shareholder has indicated on a preliminary basis that it intends to grant such approval by written consent.

     A description of the Amended Agreement and the services to be provided thereunder is set forth below under "Description of Amended Agreement." Such description is qualified in its entirety by reference to the form of the Amended Agreement set forth in Appendix C to this Information Statement.

                       Description of Proposed Agreements

     Replacement of Subadviser. CIML continuously monitors and evaluates the Fund's subadviser and its performance on quantitative and qualitative bases. The evaluation process focuses on, but is not limited to, the subadviser's philosophy, investment process, people and performance. After evaluating Oppenheimer Capital LLC ("Oppenheimer") based on these criteria, CIML determined that it would be in the best interests of the Fund to terminate Oppenheimer as subadviser for the Fund. In November 2002, CIML decided to recommend replacing Oppenheimer with MFS and PFR. In selecting a replacement for Oppenheimer, CIML first analyzed information regarding the personnel, investment process and performance of a large number of investment management firms. CIML then analyzed the candidates in terms of their historic returns, volatility and portfolio characteristics. In particular, CIML considered the expected effect of combining the differing investment styles of MFS and PFR on the Fund's overall performance under a variety of market conditions and concluded that replacing Oppenheimer with a combination of MFS and PFR would be in the best interests of the Fund. Based on the foregoing, CIML recommended, and the Board of Trustees on November 22, 2002 approved, the termination of the Fund's subadvisory agreement with Oppenheimer (effective December 31, 2003) and its replacement with (i) the Interim Subadviser Agreements (each effective January 1, 2003) and (ii) the Proposed Agreements (each to be effective shortly following shareholder approval, such effectiveness expected to be February 1, 2003).

     Proposed Agreements. Under the MFS Proposed Agreement, MFS receives a fee from CIML based on the Fund assets that it manages (the "MFS Fund Assets") together with any other assets managed or advised by MFS relating to Caterpillar Inc. or any of its affiliates. (The MFS Fund Assets together with such other assets are collectively referred to as the "MFS Combined Assets.") The subadvisory fee is calculated based on the average quarterly net asset value, determined as of the last business day of each month in the calendar quarter, of the MFS Combined Assets at the annual rate of 0.55% of the first $50 million of MFS Combined Assets, 0.40% of the next $50 million of MFS Combined Assets, 0.35% of the next $100 million of MFS Combined Assets, 0.30% of the next $300 million of MFS Combined Assets and 0.25% of MFS Combined Assets over $500 million. This amount is then allocated based upon the ratio of MFS Fund Assets to MFS Combined Assets. If the MFS Proposed Agreement had been in effect during the fiscal year ended June 30, 2002, CIML would have paid MFS $_______, which is ____% of the fee CIML paid to Oppenheimer for the same period (assuming MFS had managed half of the Combined Oppenheimer Assets (as defined below) that Oppenheimer managed during the period).

     Under the PFR Proposed Agreement, PFR receives a fee from CIML based on the Fund assets that it manages (the "PFR Fund Assets") together with any other assets managed or advised by PFR relating to Caterpillar Inc. or any of its affiliates. (The PFR Fund Assets together with such other assets are collectively referred to as the "PFR Combined Assets.") The subadvisory fee is calculated based on the average quarterly net asset value, determined as of the last business day of each month in the calendar quarter, of the PFR Combined Assets at the annual rate of 0.90% of the first $10 million of PFR Combined Assets, 0.70% of the next $10 million of PFR Combined Assets, 0.50% of the next $480 million of PFR Combined Assets and 0.40% of PFR Combined Assets over $500 million. This amount is then allocated based upon the ratio of PFR Fund Assets to PFR Combined Assets. If the PFR Proposed Agreement had been in effect during the fiscal year ended June 30, 2002, CIML would have paid PFR $_______, which is ____% of the fee CIML paid to Oppenheimer for the same period (assuming PFR had managed half of the Combined Oppenheimer Assets that Oppenheimer managed during the period).

     Each of the Proposed Agreements provides that, subject to the supervision of CIML and the Trustees, MFS and PFR (as the case may be) would furnish continuously an investment program for the Fund, make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities and all other investments in accordance with its Prospectus and Statement of Additional Information. The Proposed Agreements would also require MFS and PFR to furnish, at their expense, (i) all necessary investment and management facilities, including salaries of personnel, required for them to execute their duties thereunder faithfully and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Fund, including assistance in obtaining and verifying prices for portfolio securities (but excluding determination of net asset value, shareholder accounting services and fund accounting services).

     Each of the Proposed Agreements provides that it will continue in effect for an initial term of two years from the date of execution (which is expected to be as of February 1, 2003) and thereafter so long as it is approved at least annually in accordance with the 1940 Act. The 1940 Act requires that, after the initial two-year term, all subadvisory agreements be approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the majority vote of the full Board of Trustees or the vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund. The MFS Proposed Agreement terminates automatically in the event of assignment or the termination of the management contract between CIML and the Trust, and may be terminated without penalty by the Trust (through action of the Trust's Board of Trustees or a majority of the outstanding voting securities of the Fund) at any time, on written notice to CIML and MFS, by CIML on sixty days' written notice to MFS and by MFS on ninety days' written notice to CIML. The PFR Proposed Agreement terminates automatically in the event of assignment or the termination of the management contract between CIML and the Trust, and may be terminated without penalty by the Trust (through action of the Trust's Board of Trustees or a majority of the outstanding voting securities of the Fund) at any time, on written notice to CIML and PFR, by CIML on sixty days' written notice to PFR and by PFR on ninety days' written notice to CIML. To the extent required by the 1940 Act, the Proposed Agreements may be amended only by the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund.

     The Proposed Agreements provide that MFS and PFR shall not be subject to any liability to the Trust, the Fund or CIML, or to any shareholder, officer, director or Trustee thereof, for any act or omission in the course of, or connected with, rendering services thereunder, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

     Oppenheimer Subadviser Agreement. Except for the parties, dates and fees, there are no material differences between the Proposed Agreements and the subadvisory agreement between Oppenheimer and CIML with respect to the Fund (the "Oppenheimer Agreement") dated May 5, 2000, as amended. The Majority Shareholder approved the Oppenheimer Agreement on February 28, 2000 in connection with the change of control of Oppenheimer. The Trustees of the Trust last approved the continuance of the Oppenheimer Agreement on April 28, 2002, approved an amendment to the Oppenheimer Agreement on August 29, 2002 and approved the termination (effective December 31, 2002) of the Oppenheimer Agreement on November 22, 2002. Under the Oppenheimer Agreement, Oppenheimer received a fee from CIML based on the Fund assets (the "Oppenheimer Fund Assets") together with any other assets managed or advised by Oppenheimer relating to Caterpillar Inc. or any of its affiliates. (The Oppenheimer Fund Assets together with such other assets are collectively referred to as the "Combined Oppenheimer Assets.") The subadvisory fee was calculated based on the average quarterly net asset value, determined as of the last business day of each month in the calendar quarter, of the Combined Oppenheimer Assets at the annual rate of 0.50% of the first $50 million of Combined Oppenheimer Assets, 0.375% of the next $50 million of such assets and 0.25% of such assets in excess of $100 million. This amount was then allocated based upon the ratio of Oppenheimer Fund Assets to Combined Oppenheimer Assets. For the year ended June 30, 2002, the total investment advisory fee paid to Oppenheimer with respect to the Fund was approximately $964,859.

     Interim Subadviser Agreements. There are no material differences between the Interim Subadviser Agreements and the Proposed Agreements, except the Interim Subadviser Agreements (i) commenced on January 1, 2003, (ii) will terminate automatically upon the earlier to occur of (A) the effectiveness of the Proposed Agreements and (B) the close of business on May 30, 2003, (iii) cannot be terminated by MFS or PFR (as the case may be) or CIML, (iv) [require MFS and PFR to provide assistance in transitioning the composition of the Fund's assets] and (v) provide for compensation of each of MFS and PFR at the rates that were paid to Oppenheimer under the Oppenheimer Agreement (based on the MFS Combined Assets or PFR Combined Assets, as the case may be). The Trustees of the Trust approved the Interim Subadviser Agreements on November 22, 2002.

                        Description of Amended Agreement

     Amended Agreement. CIML serves as manager of the Fund pursuant to a management contract (the "Management Contract") between the Trust and CIML dated as of June 29, 1992. The sole initial shareholder of the Fund approved the Management Contract on June 30, 1992, and the Trustees of the Trust last approved the continuance of the Management Contract at a meeting held on April 28, 2002. The sole material difference between the Management Contract and the Amended Agreement is that the fee paid to CIML has changed.

     Under both the Management Contract and the Amended Agreement, subject to the control of the Trustees, CIML has agreed to furnish continuously an investment program for the Fund, make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities and all other investments in accordance with its Prospectus and Statement of Additional Information. The Management Contract and Amended Agreement expressly permit advisory services to be delegated to and performed by a subadviser. CIML also manages, supervises and conducts the other affairs and business of the Trust, furnishes office space and equipment, provides bookkeeping and certain clerical services and pays all salaries, fees and expenses of the officers and Trustees of the Trust who are affiliated with CIML.

     Under the Management Contract, the Fund pays CIML a monthly fee based on average net assets of the Fund at an annual rate of 0.75% of such average net assets. For the fiscal year ended June 30, 2002, the Fund paid CIML $2,727,190. Under the Amended Agreement, the Fund would pay CIML a monthly fee based on the average net assets of the Fund at an annual rate of 0.90% of such average net assets. If the proposed fee under the Amended Agreement had been in effect during the fiscal year ended June 30, 2002, the Fund would have paid CIML $___. This represents a ____% increase over the fee paid under the Management Contract. Under the Management Contract and the Amended Agreement, the Fund bears all expenses of the Fund not expressly assumed by CIML. CIML's compensation under the Management Contract and the Amended Agreement is subject to reduction to the extent that in any year the expenses of the Fund exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are qualified for offer or sale.

     Each of the Management Contract and Amended Agreement provides that it will continue in effect for an initial term of two years from the date of execution (which is expected to be as of February 1, 2003 for the Amended Agreement) and thereafter so long as it is approved at least annually in accordance with the 1940 Act. The 1940 Act requires that, after the initial two-year term, all advisory agreements be approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the majority vote of the full Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund. Each of the Management Contract and the Amended Agreement terminates automatically in the event of assignment, and may be terminated without penalty by the either party on sixty days' written notice.

     The Management Contract and Amendment Agreement provide that CIML shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

     Comparative Expense Information. The following table summarizes the actual and pro forma expenses borne by the Fund assuming each of the Management Contract and Amended Agreement had been in effect during the fiscal year ended June 30, 2002.


------------------- ----------------- ------------------ ----------------------

                     Management Fees   Other Expenses     Total Fund Operating
                                                                Expenses
------------------- ----------------- ------------------ ----------------------

Management Contract        .75%             .12%                  .87%
------------------- ----------------- ------------------ ----------------------

Amended Agreement          .90%             .12%                  1.02%
------------------- ----------------- ------------------ ----------------------

     The example that follows is intended to help you compare the cost of investing in the Fund under the Management Contract and the Amended Agreement. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

----------------------- ---------- ----------- ------------ --------------------

                          1 Year     3 Years     5 Years         10 Years
----------------------- ---------- ----------- ------------ --------------------

  Management Contract       $89       $278        $482            $1,073
----------------------- ---------- ----------- ------------ --------------------

   Amended Agreement       $104       $325        $563            $1,248
----------------------- ---------- ----------- ------------ --------------------

                               SHAREHOLDER CONSENT

     Approval of each of the Proposed Agreements and the Amended Agreement will require the consent of a majority of the outstanding voting securities of the Fund, which means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% or more of the shares of the Fund present at a meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy. As stated above, the Majority Shareholder has indicated that, as permitted by the Trust's by-laws, it intends to execute a consent to be effective on or about February 1, 2003, which would by itself constitute the necessary shareholder approval under the 1940 Act. No action is required to be taken by you as a shareholder of the Fund; this Information Statement is furnished to you for your information only in light of relevant federal securities laws.

                                OTHER INFORMATION

     Trustee Review of Proposed Agreements and Amended Agreement. The Board of Trustees, including a majority of the Independent Trustees, considered and approved the Proposed Agreements and the Amended Agreement at a meeting held on November 22, 2002. The Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Proposed Agreements and the Amended Agreement.

     In arriving at their decision to approve the Proposed Agreements, the Trustees met with representatives of MFS and PFR (the "Advisers") and reviewed information prepared by CIML and the Advisers and materials provided by fund counsel. As part of their review, the Trustees examined the Advisers' ability to provide high quality investment management services to the Fund. The Trustees considered, with respect to the Advisers, the investment philosophy and research and decision-making processes of the Advisers; the education and experience of the key advisory personnel responsible for the Fund; the ability of the Advisers to attract and retain capable research and advisory personnel; the capability and integrity of the senior management and staff of the Advisers; the level of skill required to manage the Fund; and the investment performance of accounts advised by the Advisers. The Trustees further took into account current and developing conditions in the financial services industry and noted the economic outlook and the general investment outlook in the markets in which the Fund would invest. The Trustees also considered that the Advisers had recently been appointed as advisers to the defined benefit ERISA plan assets of, and certain investment products sponsored by, Caterpillar Inc. Based on the foregoing, the Trustees concluded that the Advisers' investment processes, research capabilities and philosophies were well suited to the Fund given the Fund's investment objective and policies.

     In addition, the Trustees reviewed the anticipated quality of the Advisers' services with respect to (i) regulatory compliance and compliance with the investment policies of the Fund and (ii) those services other than investment management provided to the Fund and its shareholders under the Proposed Agreements. The Trustees considered information furnished by the Advisers with respect to the procedures and systems designed to fulfill the Advisers' fiduciary duties to the Fund relating to possible conflicts of interest, including the Advisers' codes of ethics (regulating the personal trading of their directors, officers and employees) and the allocation of trades among their various investment advisory clients. The Trustees reviewed information concerning the proposed policies and procedures of the Advisers with respect to the execution of portfolio transactions. The Trustees also considered conditions that might affect the Advisers' ability to provide high quality services to the Fund in the future under the Proposed Agreements, including each Adviser's business reputation, financial condition and operational stability.

     The Trustees compared the fees under the Proposed Agreements to those charged by the Advisers with respect to other accounts, those charged with respect to investment companies with similar investment objectives and those charged by Oppenheimer under the Oppenheimer Agreement. In evaluating the fees under the Proposed Agreements, the Trustees also took into account the demands and the complexity of the investment management of the Fund and the blended fee rate to be paid by CIML.

     The Trustees further evaluated potential benefits of the proposed advisory relationship to the Advisers, including, among others, the estimated profitability of the Fund to the Advisers and the direct and indirect benefits that the Advisers may receive from their relationship with the Fund, including the benefit of research made available to the Advisers by reason of brokerage commissions generated by the Fund's securities transactions.

     With respect to the Amended Agreement, the Trustees considered CIML's representations with respect to the scope and quality of management and other services to be provided by CIML under the Amended Agreement from those provided by CIML under the Management Contract, including the additional responsibilities and complexities of overseeing two subadvisers. The Trustees also (i) considered the extent to which the blended fee rate of the Advisers would affect CIML's profit margin and (ii) compared the management fee and pro forma expense ratio for the Fund under the Amended Agreement with the management fees and expense ratios for mutual funds with similar objectives.

     In their deliberations of the Proposed Agreements and the Amended Agreement, the Trustees were advised by their counsel, who were determined by the Independent Trustees to be "independent legal counsel" within the meaning and intent of the SEC rules regarding the independence of counsel. The Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory and management contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. Certain matters described above were not considered for both Advisers, and the foregoing summary does not detail all the matters considered. The Trustees judged the terms and conditions of the Proposed Agreements and the Amended Agreement, including the investment advisory fees and the management fee, in light of all of the surrounding circumstances, and noted that there are alternatives to the employment of CIML as manager and the Advisers as subadvisers to the Fund. Based upon their review, the Trustees, including all of the Independent Trustees, determined, in the exercise of their business judgment, that approval of the Proposed Agreements and Amended Agreement was in the best interest of the Fund and its shareholders.

     Affiliated Brokers. During the fiscal year ended June 30, 2002, the Fund placed orders for the purchase and sale of securities with J.P. Morgan Securities, Inc., an affiliate of J.P. Morgan Investment Management Inc. ("Morgan"), and Prudential Securities Inc., an affiliate of Jennison Associates LLC ("Jennison"). Morgan and Jennison serve as subadvisers for the Preferred Money Market Fund and the Preferred Large Cap Growth Fund, respectively, each a series of the Trust.

Fiscal year ended June 30, 2002:
--------------------------------

  Affiliated Broker     Amount of Brokerage      % of Fund's Aggregate
                             Commissions          Brokerage Commissions
 ------------------    --------------------      ----------------------

     J.P. Morgan               $ 4,900                    2.34%
  Securities, Inc.
        Inc.

     Prudential                $ 6,300                    3.01%
   Securities Inc.

     CIML. CIML is a Delaware corporation and a wholly owned subsidiary of Caterpillar Inc., a Delaware corporation. The directors and principal executive officer of CIML are: David L. Bomberger, President and Director; F. Lynn McPheeters, Director; and Kevin E. Colgan, Director. The principal occupation of each of CIML's directors and principal executive officer is as a director and executive officer of CIML and certain of its corporate affiliates. Mr. Bomberger also serves as President of the Trust. In addition, Fred Kaufman, Treasurer of CIML, serves as Vice President and Treasurer of the Trust, and Sean X. McKessy, Clerk of CIML, serves as Clerk of the Trust. Mr. McPheeters also serves as Vice President and Chief Financial Officer for Caterpillar Inc., and Mr. Colgan, Treasurer for Caterpillar Inc., also serves as Trustee for the Trust.

     The address of the principal executive offices of CIML and Mr. Bomberger is 411 Hamilton Blvd., Suite 1200, Peoria, IL 61602. The address of the principal executive offices of each of Caterpillar Inc. and Messrs. McPheeters and Colgan is 100 N.E. Adams Street, Peoria, Illinois 61629.

     MFS. MFS is a wholly owned subsidiary of Massachusetts Financial Services Company, which in turn is an 80% owned subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is a 97.5% owned subsidiary of Sun Life Financial (U.S.) Investments LLC, which in turn is a wholly owned subsidiary of Sun Life Financial (U.S.) Holdings, Inc., which in turn is a wholly owned subsidiary of Sun Life Assurance Company of Canada - US Operations Holdings, Inc., which in turn is a wholly owned subsidiary of Sun Life Assurance Company of Canada, which in turn is a wholly owned subsidiary of Sun Life Financial Services of Canada, Inc. The directors and principal executive officer of MFS are: Lisa Jones, Head of MFS and Executive Vice President; Jeffrey Shames, Chairman; and John Ballen, Director. The principal occupation of each of MFS's directors and principal executive officer is as director, executive officer and/or employee of MFS or one of its affiliates.

     The address of the principal executive offices of MFS, Massachusetts Financial Services Company and Sun Life of Canada (U.S.) Financial Services Holdings, Inc., the principal executive officer of MFS and the directors of MFS is 500 Boylston Street, Boston, Massachusetts 02116. The address of the principal executive offices of Sun Life Financial (U.S.) Investments LLC, Sun Life Financial (U.S.) Holdings, Inc. and Sun Life Assurance Company of Canada - US Operations Holdings, Inc. is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. The address of the principal executive offices of Sun Life Assurance Company of Canada and Sun Life Financial Services of Canada, Inc. is 150 King Street West, 14th Floor, Toronto, Ontario, Canada L4G 2E2.

     PFR. PFR is a wholly owned subsidiary of Old Mutual (US) Holdings, Inc., which in turn is a wholly owned subsidiary of Old Mutual plc. The directors and principal executive officer of PFR are: James H. Gipson, President and Director; Michael C. Sandler, Director; Douglas W. Grey, Director; Nugroho "Dede" Soeharto, Director; Kelly M. Sueoka, Director; Peter J. Quinn, Director; and Bruce G. Veaco, Director. The principal occupation of each of

PFR's directors and principal executive officer is as director, executive officer and/or employee of PFR.

     The address of the principal executive offices of PFR and each director of PFR is 9601 Wilshire Boulevard, Suite 800, Beverly Hills, California 90210. The address of the principal executive offices of Old Mutual (US) Holdings, Inc. is 200 Clarendon Street, 53rd Floor, Boston, Massachusetts 02116. The address of the principal executive offices of Old Mutual plc is Landowne House, 3rd Floor, 57 Berkeley Square, London, W1J 6ER.

     Other Investment Companies. MFS provides investment advisory services to other investment companies, the investment objective of which might be deemed similar to that of the Fund. Information with respect to such other investment companies is included in the table below.


--------------------------------- -------------- -------------------------------
                                      Size
Name                              (in millions)1          Compensation
--------------------------------- -------------- -------------------------------
Frank Russell Investment Company2                 .20% of the first $750 million
                                                   of net assets, .175% of the
                                                 next $750 million of net assets
                                                   and .15% of net assets over
                                                 $1.5 billion3
--------------------------------- -------------- -------------------------------
ABN AMRO Value Fund                                     .40% of net assets
--------------------------------- -------------- -------------------------------

     PFR provides investment advisory services to another investment company, the investment objective of which might be deemed similar to that of the Fund. Information with respect to such other investment company is included in the table below.

--------------------------------- --------------- ------------------------------
                                      Size
Name                              (in millions) 4        Compensation
--------------------------------- --------------- ------------------------------
PBHG Clipper Focus Fund                               .40% of net assets
--------------------------------- --------------- ------------------------------


_________________________

  1 As of December 20, 2002.

  2 Select Value Fund, Equity I Fund and Diversified Equity Fund.

  3 MFS is paid one overall fee with respect to all accounts, investment companies and other investment products sponsored by the Frank Russell Company based on the total net assets of all such accounts, investment companies and other investment products.

  4 As of December 20, 2002.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

                                                                    Appendix A

                         PREFERRED LARGE CAP VALUE FUND

                              SUBADVISER AGREEMENT


     Subadviser Agreement executed as of ____________, 2003 between CATERPILLAR INVESTMENT MANAGEMENT LTD., a Delaware corporation (the "Manager"), and MFS INSTITUTIONAL ADVISORS INC., a Delaware corporation (the "Subadviser").

                                   WITNESSETH:

     That in consideration of the mutual covenants herein contained, it is agreed as follows:

1.   SERVICES TO BE RENDERED BY SUBADVISER TO THE TRUST.

     (a) Subject always to the control of the Manager (to the extent contemplated by this Agreement and the Management Contract described in Section 4 hereof) and the trustees of The Preferred Group of Mutual Funds (the "Trustees"), a Massachusetts business trust (the "Trust"), including the Manager's authority to determine what securities or other property shall be purchased or sold by or for the Preferred Large Cap Value Fund series of the Trust (the "Fund"), the Subadviser, at its expense, will furnish continuously an investment program for the Fund and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities and all other investments. In the performance of its duties, the Subadviser (i) will comply with the provisions of the Trust's Agreement and Declaration of Trust and By-laws, including any amendments thereto (upon receipt of such amendments by the Subadviser), and the investment objectives, policies and restrictions of the Fund as set forth in its current Prospectus and Statement of Additional Information (copies of which will be supplied to the Subadviser upon filing with the Securities and Exchange Commission), (ii) will use its best efforts to safeguard and promote the welfare of the Fund, (iii) will comply with other policies which the Trustees or the Manager, as the case may be, may from time to time determine as promptly as practicable after such policies have been communicated to the Subadviser in writing, and (iv) shall exercise the same care and diligence expected of the Trustees. The Subadviser and the Manager shall each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Fund and to consult with each other regarding the investment affairs of the Fund.

     (b) The Subadviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties hereunder faithfully and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Fund, including oversight of the pricing of the Fund's portfolio and assistance in obtaining prices for portfolio securities (but excluding determination of net asset value, shareholder accounting services and fund accounting services).

     (c) In the selection of brokers, dealers or futures commissions merchants (collectively, "brokers") and the placing of orders for the purchase and sale of portfolio investments for the Fund, the Subadviser shall comply with such policies established by the Trustees or the Manager and communicated to the Subadviser in writing and shall seek to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Fund the most favorable price and execution available, the Subadviser, bearing in mind the Fund's best interests at all times, shall consider all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker involved and the quality of service rendered by the broker in other transactions. Subject to such policies as the Trustees or the Manager may determine and communicate to the Subadviser in writing, the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker that provides brokerage and research services to the Subadviser or any affiliated person of the Subadviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the Subadviser's overall responsibilities with respect to the Fund and to other clients of the Subadviser and any affiliated person of the Subadviser as to which the Subadviser or any affiliated person of the Subadviser exercises investment discretion. The Trust agrees that any entity or person associated with the Subadviser or any affiliated person of the Subadviser which is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Fund which is permitted by
Section 11(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(2)(iv).

     (d) The Subadviser shall not be obligated to pay any expenses of or for the Trust or of or for the Fund not expressly assumed by the Subadviser pursuant to this Section 1.

2.   OTHER AGREEMENTS, ETC.

     It is understood that any of the shareholders, Trustees, officers and employees of the Trust may be a shareholder, partner, director, officer or employee of, or be otherwise interested in, the Subadviser, and in any person controlling, controlled by or under common control with the Subadviser, and that the Subadviser and any person controlling, controlled by or under common control with the Subadviser may have an interest in the Trust. It is also understood that the Subadviser and persons controlling, controlled by or under common control with the Subadviser have and may have advisory, management service, distribution or other contracts with other organizations and persons, and may have other interests and businesses.

3.   COMPENSATION TO BE PAID BY THE MANAGER TO THE SUBADVISER.

     The Manager will pay to the Subadviser as compensation for the Subadviser's services rendered, for the facilities furnished and for the expenses borne by the Subadviser pursuant to Section 1, a fee in accordance with Schedule A of this Agreement.

4.   ASSIGNMENT TERMINATES THIS AGREEMENT; AMENDMENTS OF THIS AGREEMENT.

     This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment or in the event that the Management Contract dated as of June 29, 1992 between the Manager and the Trust, with respect to the Fund, shall have terminated for any reason, and the Manager shall provide notice of any such termination of the Management Contract to the Subadviser; and, to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), this Agreement shall not be amended unless such amendment be approved by the affirmative vote of a majority of the outstanding shares of the Fund, and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees who are not interested persons of the Trust or of the Manager or of the Subadviser.

5.   EFFECTIVE PERIOD AND TERMINATION OF THIS AGREEMENT.

     This Agreement shall become effective upon its execution, and shall remain in full force and effect continuously thereafter (unless terminated automatically as set forth in Section 4) until terminated as follows:

     (a) The Trust may at any time terminate this Agreement by written notice delivered or mailed by registered mail, postage prepaid, to the Manager and the Subadviser, or

     (b) If (i) the Trustees or the shareholders of the Trust by the affirmative vote of a majority of the outstanding shares of the Fund, and (ii) a majority of the Trustees who are not interested persons of the Trust or of the Manager or of the Subadviser, by vote cast in person at a meeting called for the purpose of voting on such approval, do not specifically approve at least annually the continuance of this Agreement, then this Agreement shall automatically terminate at the close of business on the second anniversary of its execution, or upon the expiration of one year from the effective date of the last such continuance, whichever is later; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Subadviser may continue to serve hereunder in a manner consistent with the 1940 Act, and the rules and regulations thereunder, or

     (c) The Manager may at any time terminate this Agreement by not less than 60 days' written notice delivered or mailed by registered mail, postage prepaid, to the Subadviser, and the Subadviser may at any time terminate this Agreement by not less than 90 days' written notice delivered or mailed by registered mail, postage prepaid, to the Manager.

     Action by the Trust under paragraph (a) above may be taken either (i) by vote of a majority of the Trustees, or (ii) by the affirmative vote of a majority of the outstanding shares of the Fund.

     Termination of this Agreement pursuant to this Section 5 shall be without the payment of any penalty.

6.   CERTAIN INFORMATION.

     The Subadviser shall promptly notify the Manager in writing of the occurrence of any of the following events: (a) the Subadviser shall fail to be registered as an investment adviser under the Investment Advisers Act of 1940, as amended from time to time, and under the laws of any jurisdiction in which the Subadviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement or any other agreement concerning the provision of investment advisory services to the Trust, (b) the Subadviser shall have been served or otherwise have notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust, (c) there is a change in control of the Subadviser or any parent of the Subadviser within the meaning of the 1940 Act or (d) there is a material adverse change in the business or financial position of the Subadviser.

7.   CERTAIN DEFINITIONS.

     For the purposes of this Agreement, the "affirmative vote of a majority of the outstanding shares" means the affirmative vote, at a duly called and held meeting of shareholders, (a) of the holders of 67% or more of the shares of the Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting, whichever is less.

     For the purposes of this Agreement, the terms "affiliated person", "control", "interested person" and "assignment" shall have their respective meanings defined in the 1940 Act and the rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act; the term "specifically approve at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder; and the term "brokerage and research services" shall have the meaning given in the 1934 Act and the rules and regulations thereunder.

8.   NONLIABILITY OF SUBADVISER.

     In the absence of willful misfeasance, bad faith or gross negligence on the part of the Subadviser, or reckless disregard of its obligations and duties hereunder, the Subadviser shall not be subject to any liability to the Manager, to the Trust, to the Fund, or to any shareholder, officer, director or Trustee thereof, for any act or omission in the course of, or connected with, rendering services hereunder.

9.   EXERCISE OF VOTING RIGHTS.

     Except with the agreement or on the specific instructions of the Trustees or the Manager, the Subadviser shall exercise or procure the exercise of any voting right attaching to investments of the Fund.

10.  NOTICES.

     All notices, requests and consents shall be in writing and shall be personally delivered or mailed by registered mail, postage prepaid, to the other party at such address as may be furnished in writing by such party.

     IN WITNESS WHEREOF, CATERPILLAR INVESTMENT MANAGEMENT LTD. and MFS INSTITUTIONAL ADVISORS INC. have each caused this instrument to be signed in duplicate on its behalf by its duly authorized representative, all as of the day and year first above written.



                                        CATERPILLAR INVESTMENT MANAGEMENT LTD.

                                        By: _______________________________

                                              Title:

                                         MFS INSTITUTIONAL ADVISORS INC.

                                        By: _______________________________
                                              Title:


         The foregoing is accepted by:


                                        THE PREFERRED GROUP OF MUTUAL FUNDS


                                        By: __________________________
                                              Title:

                                   SCHEDULE A


1.   For purposes of calculating the fee to be paid to the Subadviser under this
     Agreement:

          "Fund Assets" shall mean the net assets of the Fund managed by the Subadviser;

          "Plan Assets" shall mean the net assets of the portion of assets managed by the Subadviser, excluding the Fund, (i) of any constituent fund of the Caterpillar Investment Management Ltd. Tax Exempt Group Trust, (ii) of any assets managed or advised by the Manager for which the Subadviser has been appointed subadviser by the Manager, (iii) of Caterpillar Inc. or any of its subsidiaries or (iv) of any employee benefit plan sponsored by Caterpillar Inc. or any of its subsidiaries;

          "Combined Assets" shall mean the sum of Fund Assets and Plan Assets;
     and

          "Average Quarterly Net Assets" shall mean the average of the net asset value of the Fund Assets, Plan Assets or Combined Assets, as the case may be, as of the last business day of each month in the calendar quarter.

     2. The Subadviser fee shall be paid in arrears (within 10 days of receipt by the Manager of an invoice from the Subadviser) based upon the Average Quarterly Net Assets of the Combined Assets during the preceding calendar quarter. The fee payable for the calendar quarter shall be calculated by applying the annual rate, as set forth in the fee schedule below, to the Average Quarterly Net Assets of the Combined Assets, and dividing by four. The portion of the quarterly fee to be paid by the Manager shall be prorated based upon the Average Quarterly Net Assets of the Fund Assets as compared to the Average Quarterly Net Assets of the Combined Assets. For a calendar quarter in which this Agreement becomes effective or terminates, the portion of the Subadviser fee due hereunder shall be prorated on the basis of the number of days that the Agreement is in effect during the calendar quarter.

     3. The following fee schedule shall be used to calculate the fee to be paid to the Subadviser under this Agreement:


 First $50    Next $50     Next $100    Next $300    Over $500
  Million      Million      Million      Million      Million
 ---------    --------    ----------    ---------    ---------

    .55%         .40%        .35%         .30%         .25%

                                                                     Appendix B


                         PREFERRED LARGE CAP VALUE FUND

                              SUBADVISER AGREEMENT


     Subadviser Agreement executed as of ____________, 2003 between CATERPILLAR INVESTMENT MANAGEMENT LTD., a Delaware corporation (the "Manager"), and PACIFIC FINANCIAL RESEARCH, INC., a Massachusetts corporation (the "Subadviser").

                                   WITNESSETH:

     That in consideration of the mutual covenants herein contained, it is agreed as follows:

1.   SERVICES TO BE RENDERED BY SUBADVISER TO THE TRUST.

     (a) Subject always to the control of the Manager (to the extent contemplated by this Agreement and the Management Contract described in Section 4 hereof) and the trustees of The Preferred Group of Mutual Funds (the "Trustees"), a Massachusetts business trust (the "Trust"), including the Manager's authority to determine what securities or other property shall be purchased or sold by or for the Preferred Large Cap Value Fund series of the Trust (the "Fund"), the Subadviser, at its expense, will furnish continuously an investment program for the Fund and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities and all other investments. In the performance of its duties, the Subadviser (i) will comply with the provisions of the Trust's Agreement and Declaration of Trust and By-laws, including any amendments thereto (upon receipt of such amendments by the Subadviser), and the investment objectives, policies and restrictions of the Fund as set forth in its current Prospectus and Statement of Additional Information (copies of which will be supplied to the Subadviser upon filing with the Securities and Exchange Commission), (ii) will use its best efforts to safeguard and promote the welfare of the Fund, (iii) will comply with other policies which the Trustees or the Manager, as the case may be, may from time to time determine as promptly as practicable after such policies have been communicated to the Subadviser in writing, and (iv) shall exercise the same care and diligence expected of the Trustees. The Subadviser and the Manager shall each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Fund and to consult with each other regarding the investment affairs of the Fund.

     (b) The Subadviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties hereunder faithfully and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Fund, including oversight of the pricing of the Fund's portfolio and assistance in obtaining prices for portfolio securities (but excluding determination of net asset value, shareholder accounting services and fund accounting services).

     (c) In the selection of brokers, dealers or futures commissions merchants (collectively, "brokers") and the placing of orders for the purchase and sale of portfolio investments for the Fund, the Subadviser shall comply with such policies established by the Trustees or the Manager and communicated to the Subadviser in writing and shall seek to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Fund the most favorable price and execution available, the Subadviser, bearing in mind the Fund's best interests at all times, shall consider all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker involved and the quality of service rendered by the broker in other transactions. Subject to such policies as the Trustees or the Manager may determine and communicate to the Subadviser in writing, the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker that provides brokerage and research services to the Subadviser or any affiliated person of the Subadviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the Subadviser's overall responsibilities with respect to the Fund and to other clients of the Subadviser and any affiliated person of the Subadviser as to which the Subadviser or any affiliated person of the Subadviser exercises investment discretion. The Trust agrees that any entity or person associated with the Subadviser or any affiliated person of the Subadviser which is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Fund which is permitted by
Section 11(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(2)(iv).

     (d) The Subadviser shall not be obligated to pay any expenses of or for the Trust or of or for the Fund not expressly assumed by the Subadviser pursuant to this Section 1.

2.   OTHER AGREEMENTS, ETC.

     It is understood that any of the shareholders, Trustees, officers and employees of the Trust may be a shareholder, partner, director, officer or employee of, or be otherwise interested in, the Subadviser, and in any person controlling, controlled by or under common control with the Subadviser, and that the Subadviser and any person controlling, controlled by or under common control with the Subadviser may have an interest in the Trust. It is also understood that the Subadviser and persons controlling, controlled by or under common control with the Subadviser have and may have advisory, management service, distribution or other contracts with other organizations and persons, and may have other interests and businesses.

3.   COMPENSATION TO BE PAID BY THE MANAGER TO THE SUBADVISER.

     The Manager will pay to the Subadviser as compensation for the Subadviser's services rendered, for the facilities furnished and for the expenses borne by the Subadviser pursuant to Section 1, a fee in accordance with Schedule A of this Agreement.

4.   ASSIGNMENT TERMINATES THIS AGREEMENT; AMENDMENTS OF THIS AGREEMENT.

     This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment or in the event that the Management Contract dated as of June 29, 1992 between the Manager and the Trust, with respect to the Fund, shall have terminated for any reason, and the Manager shall provide notice of any such termination of the Management Contract to the Subadviser; and, to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), this Agreement shall not be amended unless such amendment be approved by the affirmative vote of a majority of the outstanding shares of the Fund, and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees who are not interested persons of the Trust or of the Manager or of the Subadviser.

5.   EFFECTIVE PERIOD AND TERMINATION OF THIS AGREEMENT.

     This Agreement shall become effective upon its execution, and shall remain in full force and effect continuously thereafter (unless terminated automatically as set forth in Section 4) until terminated as follows:

     (a) The Trust may at any time terminate this Agreement by written notice delivered or mailed by registered mail, postage prepaid, to the Manager and the Subadviser, or

     (b) If (i) the Trustees or the shareholders of the Trust by the affirmative vote of a majority of the outstanding shares of the Fund, and (ii) a majority of the Trustees who are not interested persons of the Trust or of the Manager or of the Subadviser, by vote cast in person at a meeting called for the purpose of voting on such approval, do not specifically approve at least annually the continuance of this Agreement, then this Agreement shall automatically terminate at the close of business on the second anniversary of its execution, or upon the expiration of one year from the effective date of the last such continuance, whichever is later; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Subadviser may continue to serve hereunder in a manner consistent with the 1940 Act, and the rules and regulations thereunder, or

     (c) The Manager may at any time terminate this Agreement by not less than 60 days' written notice delivered or mailed by registered mail, postage prepaid, to the Subadviser, and the Subadviser may at any time terminate this Agreement by not less than 90 days' written notice delivered or mailed by registered mail, postage prepaid, to the Manager.

     Action by the Trust under paragraph (a) above may be taken either (i) by vote of a majority of the Trustees, or (ii) by the affirmative vote of a majority of the outstanding shares of the Fund.

     Termination of this Agreement pursuant to this Section 5 shall be without the payment of any penalty.

6.   CERTAIN INFORMATION.

     The Subadviser shall promptly notify the Manager in writing of the occurrence of any of the following events: (a) the Subadviser shall fail to be registered as an investment adviser under the Investment Advisers Act of 1940, as amended from time to time, and under the laws of any jurisdiction in which the Subadviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement or any other agreement concerning the provision of investment advisory services to the Trust, (b) the Subadviser shall have been served or otherwise have notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust, (c) there is a change in control of the Subadviser or any parent of the Subadviser within the meaning of the 1940 Act or (d) there is a material adverse change in the business or financial position of the Subadviser.

7.   CERTAIN DEFINITIONS.

     For the purposes of this Agreement, the "affirmative vote of a majority of the outstanding shares" means the affirmative vote, at a duly called and held meeting of shareholders, (a) of the holders of 67% or more of the shares of the Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting, whichever is less.

     For the purposes of this Agreement, the terms "affiliated person", "control", "interested person" and "assignment" shall have their respective meanings defined in the 1940 Act and the rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act; the term "specifically approve at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder; and the term "brokerage and research services" shall have the meaning given in the 1934 Act and the rules and regulations thereunder.

8.   NONLIABILITY OF SUBADVISER.

     In the absence of willful misfeasance, bad faith or gross negligence on the part of the Subadviser, or reckless disregard of its obligations and duties hereunder, the Subadviser shall not be subject to any liability to the Manager, to the Trust, to the Fund, or to any shareholder, officer, director or Trustee thereof, for any act or omission in the course of, or connected with, rendering services hereunder.

9.   EXERCISE OF VOTING RIGHTS.

     Except with the agreement or on the specific instructions of the Trustees or the Manager, the Subadviser shall exercise or procure the exercise of any voting right attaching to investments of the Fund.

10.  NOTICES.

     All notices, requests and consents shall be in writing and shall be personally delivered or mailed by registered mail, postage prepaid, to the other party at such address as may be furnished in writing by such party.

     IN WITNESS WHEREOF, CATERPILLAR INVESTMENT MANAGEMENT LTD. and PACIFIC FINANCIAL RESEARCH, INC. have each caused this instrument to be signed in duplicate on its behalf by its duly authorized representative, all as of the day and year first above written.



                                  CATERPILLAR INVESTMENT MANAGEMENT LTD.

                                  By: _______________________________

                                        Title:

                                   PACIFIC FINANCIAL RESEARCH, INC.

                                  By: _______________________________
                                        Title:


         The foregoing is accepted by:


                                   THE PREFERRED GROUP OF MUTUAL FUNDS


                                   By: __________________________
                                         Title:

                                   SCHEDULE A


1.   For purposes of calculating the fee to be paid to the Subadviser under this
     Agreement:

          "Fund Assets" shall mean the net assets of the Fund managed by the Subadviser;

          "Plan Assets" shall mean the net assets of the portion of assets managed by the Subadviser, excluding the Fund, (i) of any constituent fund of the Caterpillar Investment Management Ltd. Tax Exempt Group Trust, (ii) of any assets managed or advised by the Manager for which the Subadviser has been appointed subadviser by the Manager, (iii) of Caterpillar Inc. or any of its subsidiaries or (iv) of any employee benefit plan sponsored by Caterpillar Inc. or any of its subsidiaries;

          "Combined Assets" shall mean the sum of Fund Assets and Plan Assets;
     and

          "Average Quarterly Net Assets" shall mean the average of the net asset value of the Fund Assets, Plan Assets or Combined Assets, as the case may be, as of the last business day of each month in the calendar quarter.

     2. The Subadviser fee shall be paid in arrears (within 10 days of receipt by the Manager of an invoice from the Subadviser) based upon the Average Quarterly Net Assets of the Combined Assets during the preceding calendar quarter. The fee payable for the calendar quarter shall be calculated by applying the annual rate, as set forth in the fee schedule below, to the Average Quarterly Net Assets of the Combined Assets, and dividing by four. The portion of the quarterly fee to be paid by the Manager shall be prorated based upon the Average Quarterly Net Assets of the Fund Assets as compared to the Average Quarterly Net Assets of the Combined Assets. For a calendar quarter in which this Agreement becomes effective or terminates, the portion of the Subadviser fee due hereunder shall be prorated on the basis of the number of days that the Agreement is in effect during the calendar quarter.

     3. The following fee schedule shall be used to calculate the fee to be paid to the Subadviser under this Agreement:


                   First        Next        Next         Over
                   $10          $10         $480         $500
                   Million      Million     Million      Million
                   --------    --------    --------      -------

                   .90%         .70%        .50%          .40%

                                                                    Appendix C

                       THE PREFERRED GROUP OF MUTUAL FUNDS

                               MANAGEMENT CONTRACT

     Management Contract executed as of ___________, between THE PREFERRED GROUP OF MUTUAL FUNDS, a Massachusetts business trust (the "Trust"), on behalf of the Preferred Large Cap Value Fund (the "Fund"), and CATERPILLAR INVESTMENT MANAGEMENT LTD., a Delaware corporation (the "Manager").

                                   Witnesseth:


     That in consideration of the mutual covenants herein contained, it is agreed as follows:

1.   SERVICES TO BE RENDERED BY MANAGER TO THE TRUST.

     (a) Subject always to the control of the trustees of the Trust (the "Trustees") and to such policies as the Trustees may determine, the Manager will, at its expense, (i) furnish continuously an investment program for the Fund and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of its portfolio securities and (ii) furnish all necessary office space and equipment, provide bookkeeping and clerical services required to perform its duties hereunder and pay all salaries, fees and expenses of the Trustees and officers of the Trust who are affiliated persons of the Manager. In the performance of its duties, the Manager will comply with the provisions of the Agreement and Declaration of Trust and By-laws of the Trust and the Fund's stated investment objectives, policies and restrictions.

     (b) In the selection of brokers, dealers or futures commissions merchants (collectively, "brokers") and the placing of orders for the purchase and sale of portfolio investments for the Fund, the Manager shall seek to obtain the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Fund the most favorable price and execution available, the Manager, bearing in mind the Fund's best interests at all times, shall consider all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker involved and the quality of service rendered by the broker in other transactions. Subject to such policies as the Trustees may determine, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Contract or otherwise solely by reason of its having caused the Trust to pay, on behalf of the Fund, a broker that provides brokerage and research services to the Manager or any affiliated person of the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the Manager's overall responsibilities with respect to the Fund and to other clients of the Manager and any affiliated person of the Manager as to which the Manager or any affiliated person of the Manager exercises investment discretion. The Trust hereby agrees with the Manager and with any Subadviser (as defined in Section 1(c) below) that any entity or person associated with the Manager or Subadviser (or with any affiliated person of the Manager or Subadviser) which is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Fund which is permitted by Section 11(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(2)(iv).

     (c) Subject to the provisions of the Agreement and Declaration of Trust of the Trust and the Investment Company Act of 1940, as amended (the "1940 Act"), the Manager, at its expense, may select and contract with one or more investment advisers (the "Subadviser") for the Fund to perform some or all of the services for which it is responsible pursuant to paragraph (a) of this Section 1. The Manager will compensate any Subadviser of the Fund for its services to the Fund. The Manager may terminate the services of any Subadviser at any time in its sole discretion, and shall at such time assume the responsibilities of such Subadviser unless and until a successor Subadviser is selected. To the extent that more than one Subadviser is selected, the Manager shall, in its sole discretion, determine the amount of the Fund's assets allocated to each such Subadviser.

     (d) The Manager shall not be obligated to pay any expenses of or for the Trust or of or for the Fund not expressly assumed by the Manager pursuant to this Section 1 other than as provided in Section 3.

2.   OTHER AGREEMENTS, ETC.

     It is understood that any of the shareholders, Trustees, officers and employees of the Trust may be a shareholder, partner, director, officer or employee of, or be otherwise interested in, the Manager, and in any person controlling, controlled by or under common control with the Manager, and that the Manager and any person controlling, controlled by or under common control with the Manager may have an interest in the Trust. It is also understood that the Manager and persons controlling, controlled by or under common control with the Manager have and may have advisory, management service, distribution or other contracts with other organizations and persons, and may have other interests and businesses.

3.   COMPENSATION TO BE PAID BY THE TRUST TO THE MANAGER.

     The Fund will pay to the Manager as compensation for the Manager's services rendered, for the facilities furnished and for the expenses borne by the Manager pursuant to Section 1, a fee, computed and paid monthly at the annual rate (based on the number of days elapsed through the end of the month) of .90% of the Fund's net asset value as of the last business day of the month. Such fee shall be payable for each month within five
(5) business days after the end of such month.

     In the event that expenses of the Fund for any fiscal year should exceed the expense limitation on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Trust are qualified for offer and sale, the compensation due the Manager for such fiscal year shall be reduced by the amount of such excess by a reduction or refund thereof. In the event that the expenses of the Fund exceed any expense limitation which the Manager may, by written notice to the Trust, voluntarily declare to be effective with respect to the Fund, subject to such terms and conditions as the Manager may prescribe in such notice, the compensation due the Manager shall be reduced, and, if necessary, the Manager shall bear the Fund's expenses to the extent required by such expense limitation.

     If the Manager shall serve for less than the whole of a month, the foregoing compensation shall be prorated.

4.   ASSIGNMENT TERMINATES THIS CONTRACT; AMENDMENTS OF THIS CONTRACT.

     This Contract shall automatically terminate, without the payment of any penalty, in the event of its assignment; and, to the extent required by the 1940 Act, this Contract shall not be amended unless such amendment is approved by the affirmative vote of a majority of the outstanding shares of the Fund, and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees who are not interested persons of the Trust or of the Manager.

5.   EFFECTIVE PERIOD AND TERMINATION OF THIS CONTRACT.

     This Contract shall become effective upon its execution, and shall remain in full force and effect continuously thereafter (unless terminated automatically as set forth in Section 4) until terminated as follows:

     (a) Either party hereto may at any time terminate this Contract by not more than sixty days' written notice delivered or mailed by registered mail, postage prepaid, to the other party, or

     (b) If (i) the Trustees or the shareholders of the Trust by the affirmative vote of a majority of the outstanding shares of the Fund, and (ii) a majority of the Trustees who are not interested persons of the Trust or of the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval, do not specifically approve at least annually the continuance of this Contract, then this Contract shall automatically terminate at the close of business on the second anniversary of its execution, or upon the expiration of one year from the effective date of the last such continuance, whichever is later; provided, however, that if the continuance of this Contract is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance of this Contract as provided herein, the

Manager may continue to serve hereunder in a manner consistent with the 1940 Act and the rules and regulations thereunder.

     Action by the Trust under paragraph (a) of this Section 5 may be taken either (i) by vote of a majority of the Trustees, or (ii) by the affirmative vote of a majority of the outstanding shares of the Fund.

     Termination of this Contract pursuant to this Section 5 shall be without the payment of any penalty.

6.   CERTAIN DEFINITIONS.

     For the purposes of this Contract, the "affirmative vote of a majority of the outstanding shares" of the Fund means the affirmative vote, at a duly called and held meeting of shareholders, (a) of the holders of 67% or more of the shares of the Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting, whichever is less.

     For the purposes of this Contract, the terms "affiliated person", "control", "interested person" and "assignment" shall have their respective meanings defined in the 1940 Act and the rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act; the term "specifically approve at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder; and the term "brokerage and research services" shall have the meaning given in the 1934 Act and the rules and regulations thereunder.

7.   NONLIABILITY OF MANAGER.

     In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Trust, to the Fund or to any shareholder, officer, director or Trustee thereof, for any act or omission in the course of, or connected with, rendering services hereunder.

8.   LIMITATION OF LIABILITY OF THE TRUSTEES AND SHAREHOLDERS.

     A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Fund.

     IN WITNESS WHEREOF, THE PREFERRED GROUP OF MUTUAL FUNDS and CATERPILLAR INVESTMENT MANAGEMENT LTD. have each caused this instrument to be signed in duplicate on its behalf by its duly authorized representative, all as of the day and year first above written.


                                       THE PREFERRED GROUP OF MUTUAL FUNDS


                                       By_______________________________
                                           Title:


                                       CATERPILLAR INVESTMENT MANAGEMENT LTD.


                                       By_______________________________
                                           Title: